NOTE # 284367



US SMALL BUSINESS ADMINISTRATION             U.S. SMALL BUSINESS ADMINISTRATION
[Company Logo]                                              NOTE


---------------------------- ---------------------------------------------------
SBA Loan #                   GP361,207-40-10Fgo
---------------------------- ---------------------------------------------------
SBA Loan Name                Farstad OIL INC
---------------------------- ---------------------------------------------------
Date                         March 1, 2000
---------------------------- ---------------------------------------------------
Loan Amount                  $650,000.00
---------------------------- ---------------------------------------------------
Interest Rate                9,000%
---------------------------- ---------------------------------------------------
Borrower                     Farstad Oil Inc
---------------------------- ---------------------------------------------------
Operating
Company
---------------------------- ---------------------------------------------------
Lender                       Bremer Bank, National Association
                             Box 1548 Minot ND 58702
---------------------------- ---------------------------------------------------


1.  PROMISE TO PAY:



    In return for the Loan, Borrower promises to pay to the order of Lender the amount of SIX HUNDRED FIFTY THOUSAND and no/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.  DEFINITIONS:

     "Collateral" means any property taken as security for payment of this Note or any guarantee of this Note.

     "Guarantor" means each person or entity that signs a guarantee of payment of this Note.

     "Loan" means the loan evidenced by this Note.

     "Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

     "SBA" means the Small Business Administration, an Agency of the United States of America.

SBA Form 147 (10/22/98) Previous editions obsolete                     Page 1/6

3.   PAYMENT TERMS:

     Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

     NOTE PAYABLE: FIFTEEN (15) years from the date of Note with interest at the rate of 9.000% per annum and installments including principal and accured interest payable MONTHLY, each in the amount of $6,596.04, commencing one MONTH from date of Note. Each said installment shall be applied first to interest accrued to the date of receipt of said installment, and the balance, if any, to principal. Balance of principal and interest payable on or before fifteen years from the date hereof.

     Interest rate shall be adjusted up or down QUARTERLY, and become effective as of the first business day of each QUARTER with adjustment period beginning April 1, 2000, based on .250% over the minimum prime rate as published daily in the Wall Street Journal. In no event shall the interest rate exceed the maximum rate permitted by law. Ceiling will be NIA% and floor will be N/A%. THE INSTALLMENTS SHALL INCREASE OR DECREASE IN ACCORDANCE WITH INTEREST FLUCTUATION ON A QUARTERLY BASIS.

     If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the undersigned shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion herein shall be fixed at the rate in effect as of the date of purchase by SBA.

SBA Form 147 (10/22/98) Previous editions obsolete                      Page 2/6

3.   PAYMENT TERMS:

     Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

          The interest rate on this Note will fluctuate. The initial interest rate is 9.0% per year. This initial rate is the prime rate on the date SBA received the loan application, plus .25%.

          Borrower must pay principal and interest payments of $6,596.00 every month, beginning one month from the month this Note is dated: payments must be made on the 1st calendar day in the months they are due.

          Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

          Lender may adjust the interest rate for the first time no earlier than the first calendar day of the first month after initial disbursement. The interest rate will then be adjusted quarterly (the "change period").

          The "Prime Rate" is the prime rate in effect on the first business day of the month in which a change occurs, as published in the Wall Street Journal on the next business day.

          The adjusted interest rate will be .25% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change.

          Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note.

          If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default if there is no uncured payment default. the rate becomes fixed at the rate in effect at the time of purchase.

          All remaining principal and accrued interest is due and payable 15 years from date of Note.

          Late Charge : If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of the regularly scheduled payment.

SBA Form 147 (10/22/98) Previous editions obsolete                      Page 2/6

4.   RIGHT TO PREPAY:

     Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

     A.  Give Lender written notice;

     B.  Pay all accrued interest; and

     C. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph B.

     If Borrower does not prepay within 60 days from the date Lender receives the notice, Borrower must give Lender a new notice.

5.   DEFAULT:

     Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

     A.  Fails to do anything required by this Note and other Loan Documents;

     B.  Defaults on any other loan with Lender;

     C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

     D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

     E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

     F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;

     G.  Fails to pay any taxes when due;

     H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

     I. Has a receiver or liquidator appointed for any part of their business or property;

     J.  Makes an assignment for the benefit of creditors;

     K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

     L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

     M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

6.   LENDER'S RIGHTS IF THERE IS A DEFAULT:

     Without notice or demand and without giving up any of its rights, Lender may:

     A.  Require immediate payment of all amounts owing under this Note;

     B.  Collect all amounts owing from any Borrower or Guarantor;

     C.  File suit and obtain judgment;

     D.  Take possession of any Collateral; or

     E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

SBA Form 147 (10/22/98) Previous editions obsolete                      Page 3/6

7.   LENDER'S GENERAL POWERS:

     Without notice and without Borrower's consent, Lender may:

     A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

     B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

     C.  Release anyone obligated to pay this Note;

     D. Compromise, release, renew, extend or substitute any of the Collateral; and

     E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

8.   WHEN FEDERAL LAW APPLIES:

     When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

9.   SUCCESSORS AND ASSIGNS:

     Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

10.  GENERAL PROVISIONS:

     A. All individuals and entities signing this Note are jointly and severally liable.

     B.  Borrower waives all suretyship defenses.

     C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

     D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

     E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

     F. If any part of this Note is unenforceable, all other parts remain in effect.

     G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

SBA Form 147 (10/22/98) Previous editions obsolete                      Page 4/6

11.  STATE-SPECIFIC PROVISIONS:

                       (THIS PAGE LEFT INTENTIONALLY BLANK)

SBA Form 147 (10/22/98) Previous editions obsolete                      Page 5/6

12.  BORROWER'S NAME(S) AND SIGNATURE(S):

    By signing below, each individual or entity becomes obligated under this Note as Borrower.


FARSTAD OIL INC

      /s/ Dennis Krueger
------------------------------------
Dennis Krueger, Vice President & COO

SBA Form 147 (10/22/98) Previous editions obsolete                      Page 6/6

                         ALLONGE FOR ATTACHMENT TO NOTE


                     NAME:          Farstad Oil Inc
                                    ------------------------------
                     SBA LOAN #     GP 361,207-40-10 Fgo
                                    ------------------------------
                     BREMER LOAN #  283467
                                    ------------------------------


The repayment provisions of that certain Promissory Note dated MARCH 1, 2000 and drawn in the amount of SIX HUNDRED FIFTY THOUSAND DOLLARS ($650,000.00) and payable to the order of BREMER BANK, NATIONAL ASSOCIATION and executed by DENNIS KRUEGER, VICE PRESIDENT AND CHIEF OPERATING OFFICER on behalf of FARSTAD OIL INC, are hereby modified as follows:


     THE MONTHLY PRINCIPAL AND INTEREST PAYMENT WILL NOT AT ANY TIME EXCEED $7,500.00. THE MAXIMUM INTEREST RATE THIS VARIABLE INTEREST RATE LOAN WILL BEAR IS 12.75%.

All other provisions of said Note not inconsistent herewith shall continue and remain in full force and effect.

Dated this 27TH day of MARCH 2000.


FARSTAD OIL INC

       /s/ Dennis Krueger
----------------------------------
DENNIS KRUEGER, VICE PRESIDENT AND
CHIEF OPERATING OFFICER

                 OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY

Commitment Number: 00-143

                                   SCHEDULE A

1.  Commitment Date: January 31, 2000       at 07:30 AM

2.  Policy (or Policies) to be issued:                                   Amount

    (a)  Owner's Policy       (ALTA Own. Policy 10/17/92  )
         Proposed Insured:



    (b) Loan Policy           (ALTA Loan Policy 10/17/92  )        $ 650,000.00
        Proposed Insured:
        Bremer Bank, National Association, its successors and/or assigns as their respective interests may appear.

    (c)                       (                           )
        Proposed Insured:



3. Fee Simple interest in the land described in this Commitment is owned, at the Commitment Date, by:

      FARSTAD OIL, INC.

4.  The land referred to in this Commitment is described as follows:

      Lot 2, Farstad Second Addition to the City of Minot,
      Ward County, North Dakota
      AND
      Township 155 North, Range 82 West of the 5th P.M.
      Section 19: Sublot B of Outlot 37 of the N1/2
      Section 20: Outlot 31 of the NW1/4NW1/4
      Ward County, North Dakota


                                   OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY

                                   By: /s/ Paula J. Bachmeier
                                       -----------------------------------
                                       PAULA J. BACHMEIER

ALTA Commitment                                     Valid Only if Schedule B and
Schedule A (10/6/82)                                Cover are Attached

                                                           (00-143.PFD/00-143/3)

                 OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY

Commitment Number:     00-143


                             SCHEDULE B - SECTION I
                                  REQUIREMENTS

The following are the requirements to be complied with:

1. Documents satisfactory to us creating the interest in the land and/or the mortgage to be insured must be signed, delivered and recorded.

2. Satisfaction or release of Mortgage as shown on Schedule B - Section II, Item Nos. 16 and 19.

3.   Satisfaction or release of Financing Statement as shown on Schedule B -
     Section II, Item Nos. 17 and 18.

ALTA Commitment
Schedule B - Section I (10/6/82)

                                                           (00-143.PFD/00-143/4)

                  OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY

Commitment Number:  00-143

                             SCHEDULE B - SECTION II
                                   EXCEPTIONS

Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the company:

1. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.

2.   Rights or claims of parties in possession not shown by the public records.

3. Encroachments, overlaps, boundary line disputes, and any other matters which would be disclosed by an accurate survey and inspection of the premises.

4.   Easements or claims of easements not shown by the public records.

5. Any lien, or right to a lien, for services, labor or material imposed by law and not shown by the public record.

6. Taxes for the year 2000 and subsequent years. Special Assessments hereafter levied.
        NOTE: We find no uncertified special assessments now a lien on insured premises.

7.   Statutory provisions of Section Line Highway under NDCC 24-07-03.

8.   Oil, gas and mineral rights held by third parties.

9. Undefined Right of Way Easement recorded August 20, 1974 in Book "212" of Misc., page 155, executed in favor of Verendrye Electric Cooperative, grants an easement to place, construct, operate, repair, maintain, relocate and repair and/or underground electric transmission or distribution line or system on or under the above described lands and/or in, upon or under, all streets, roads or highways abutting said lands.

10. Easement recorded June 13, 1952 in Book "61" of Misc., page 114, executed in favor of Northern States Power Company, grants the right, privilege and authority to construct, operate and maintain its lines for the transmission or electric energy, including the necessary poles, wires, guys, stubs and other fixtures over, across and upon the N1/2NW1/4 Section 20, Township 155 North, Range 82 West of the 5th P.M. Said easement to cover the installation of four anchors and guys 30 feet, more or less, north of the south boundary near the west quarter-quarter line of the N1/2NW1/4 Section 20, Township 155 North, Range 82 West of the 5th P.M.

11. Centerline Easement recorded October 26, 1962 in Book "121" of Misc., page 85, executed in favor of

ALTA Commitment
Schedule B - Section II
(10/6/82)                                                  (00-143.PFD/00-143/4)

                  OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY

Commitment Number: 00-143

                             SCHEDULE B -SECTION II
                                   EXCEPTIONS
                                   (CONTINUED)

     Northern States Power Company, grants the right, privilege and easement to construct, operate and maintain a telephone & electric distribution line with all towers, structures, poles, crossarms, cables, wires, guys, supports, fixtures and devices, used or useful in the operation and maintenance of said line through, over and across the N1/2NE1/4 Section 19, Township 155 North, Range 82 West of the 5th P.M., with exception of West 400 feet. (SEE COPY ATTACHED)

12. Undefined Right of Way Grant recorded November 3, 1960 in Book "106" of Misc., page 510, executed in favor of Great Northern Pipe Line Company, grants the right to construct, maintain, inspect, operate, protect, repair, replace, change the size of or remove a pipe line or pipe lines and any appurtenances useful and incident to the operation and protection thereof, for the transportation of oil, gas, petroleum or any of its products, and any other like or unlike substance which may be moved by and through a pipe line or pipe lines along a route to be selected by grantee, on, over and through the N1/2NE1/4 Section 19 and S1/2SE1/4
     Section 18, Township 155 North, Range 82 West of the 5th P.M.
         And subsequent Deed dated January 17, 1963, recorded May 27, 1963 in Book "125" of Misc., page 217, executed by Great Northern Pipe Line Company, to Portal Pipe Line Company, grants all interest in the N1/2NE1/4 Section 19 and S1/2SE1/4 Section 18, Township 155 North, Range 82 West of the 5th P.M., granted, held, occupied, owned, possessed and acquired under and by virtue of that certain Right of Way Grant dated August 6, 1960, recorded in Book "106" of Misc., page 510 on November 3, 1960.

13. Driving and Parking Easement recorded October 29, 1996 as Document No. 747103, executed between Farstad Oil, Inc., and Rice Lake Products, Farstad hereby grants to Rice Lake Products, an easement for driveway purposes and parking purposes over and across Lot 2 Farstad Second Addition to the City of Minot, North Dakota, and shall remain in effect as long as Rice Lake Products, inc., is leasing the property described as Lot 1 Farstad Second Addition to the City of Minot, North Dakota.

14. Driveway and Access Easement recorded June 24, 1998 as Document No. 764281, executed by Farstad Oil, Inc., to Roland Johnson and Annabelle Johnson, grants to the Johnson's limited access easement for driveway purposes over and across Lot 2 Farstad Second Addition to the City of Minot, North Dakota, and that the easement granted under and pursuant to this agreement is personal to the Johnsons and shall no inure to their successors or assigns without the prior written consent of Farstad.

15. Easement as reserved in Quit Claim Deed recorded October 4, 1984 as Document No. 629540, executed by Burlington Northern Railroad Company, to Farstad Oil, Inc. (SEE COPY ATTACHED)
         And subsequent Easement as reserved in Correction Quit Claim Deed recorded December 23, 1985 as Document No. 640990, executed by Burlington Northern Railroad Company, formerly Burlington Northern, Inc., to Farstad Oil, Inc. (SEE COPY ATTACHED)

16.  Mortgage dated August 20, 1996, recorded August 23, 1996 as Document
     No. 745033, executed by Farstad Oil, Inc., to United Community Bank of Burlington, given to secure $500,000.00, and any other amounts payable under the terms thereof.
         And accompanying Assignment of Rents recorded as Document No. 745034.

ALTA Commitment
Schedule B - Section II
(10/6/82)                                                  (00-143.PFD/00-143/4)

                  OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY

Commitment Number: 00-143

                             SCHEDULE B - SECTION II
                                   EXCEPTIONS
                                   (CONTINUED)

17. Financing Statement recorded September 26, 1994 as Document No. 726053, executed by Farstad Oil, Inc., to Norwest Credit, Inc. (SEE COPY ATTACHED)

18. Financing Statement recorded May 24, 1995 as Document No. 730959, executed by Rice Lake Products, Inc., to Norwest Bank North Dakota, N.A. (SEE COPY ATTACHED)

19. Mortgage dated May 19, 1995, recorded May 31, 1995 as Document No. 731068, executed by Farstad Oil, Inc. and Rice Lake Products Inc., to Norwest Bank North Dakota, National Association, given to secure $200,000.00, and any other amounts payable under the terms thereof.

20. NOTE: The Plat of Outlots 30 and 31 of the NW1/4NW1/4 Section 20, Township 155 North, Range 82 West of the 5th P.M. was not signed by Virgil L. Farstad who owned the North 330 feet of the West 660 feet of the N1/2NW1/4 of said Section 20. Since the property he owns was included in the Plat of Outlots 30 and 31 he should ratify the Plat of Outlots 30 and 31 of the NWI/4NW1/4 Section 20, Township 155 North, Range 82 West of the 5th P.M.


ALTA Commitment
Schedule B - Section II
A (10/6/82)                                                (00-143.PFD/00-143/4)

Amy Christensen.  The Merchants     Centerline Easement.
National Bank, and Trust Company
of Fargo, by James E. Leahy,        Dated October 3, 1962.
V. Pres. and Trust Officer, and
W.B. Pearson, Cashier, Executor     Filed for record Oct. 26, 1962 at 9:15 A.M.
of the Estate of A.M. Christensen,
deceased,                           Recorded in Book "121" of Misc., page 85.

-to-                                $1.00 and other valuable consideration.
Northern States Power Company.

Grant unto said Company, its successors and assigns the right, privilege and easement to construct, operate and maintain a telephone & electric distribution line with all towers, structures, poles, crossarms, cables, wires, guys, supports, fixtures and devices, used or useful in the operation and maintenance of said line through, over and across the following described land in Ward County, North Dakota, to-wit: N1/2NE/4 Section 19, Twp. 155, Rge. 82, with excepting of west 400 feet.
    By its acceptance of this easement second party agrees that in the event any portion of the above described property is ever platted for industrial, commercial or residential use, it will move any structures, poles, cross arms, cables, wires, guys, supports, fixtures and devices then installed on said premises to such platted streets, or alleys as may be required for the convenience of the owner of said property, such moving to the done at the sole expense of the Northern States Power Company, its successors and assigns,
   Said distribution line shall be constructed on the following described center line: 77 feet south of and parallel to the north property line of said N1/2NE1/4
Section 19. Twp. 155 N., Rge. 82 W.

    Said distribution line and every part thereof where it crosses said land shall, except as stated in paragraph 4 hereof, be confined to lands within 10 feet of either side of the hereinabove described center line.
     Grantee shall have the additional right and privilege of placing and maintaining guys and anchorages for said transmission line on said land at distances greater than ten feet from said center line as follows: A guy and anchor to be placed at right angles to above described centerline a distance of approximately 820 feet west of east property line of said N1/2NE1/4 Section 19 and extending south from north property line of said **
    The grant of easement herein contained shall include the right to enter upon the property of Grantor described in Paragraph 1 hereof to survey, construct, operate, control, maintain and use said distribution line and to rebuild the same (provided no substantial alterations are made therein which materially increase the burden of the servitude hereby imposed on the land), to remove from the land within 10 feet either side of said center line any structure, tree or object which in the opinion of the Grantee will interfere with said distribution line, including the branches of trees overhanging said zone of 10 feet either side of said center line, and the right to permit the attachment of wires of others to the structures of said distribution line.
    The Grantor reserves the right to cultivate, use and occupy said land except that, without the prior written approval of the Grantee, he shall not erect any structures, hay or straw stacks, or other objects, permanent or temporary, or plant any trees, within 10 feet either side of said center line, and the Grantor further agrees that he will not perform any act which will interfere with or endanger said distribution line or the use thereof.
    The Grantee shall pay for all damages to crops, fences, livestock, roads and fields caused by the construction or maintenance of said distribution line. Claims on account of such damage may be referred to Grantee's nearest office.
    The grant of easement herein contained is subject to existing rights-of-way for highways, roads, railroads, canals, laterals, ditches other electric distribution lines and telegraph and telephone lines heretofore granted across any part of the above described land.
    **N1/2NE1/4 Section 19, a distance of approximately 115 feet.
    Acknowledged Oct. 4, 1962 by Amy Christensen, a widow, before K.G. Pringle, N.P.Ward Co., N. Dak., N. P. Seal affixed. Comm. expires May 1, 1964.
    Acknowledged Oct. 3, 1962 by James E. Leahy and W.B. Pearson, V.Pres. and Cashier of the within described corporation,. before Magrethe Nestegard, N.P. Cass Co., N. Dak. N.P. Seal affixed. Comm. expires June 24, 1967.


DEVINE ABSTRACT COMPANY, INC.
         BONDED ABSTRACTORS
        WINDY, NORTH DAKOTA

Burlington Northern Railroad        Quit Claim Deed
Company, by H.D. Shane,
Director-Land Management &          Dated March 22, 1984.
Contracts and J.T. Hanks,
Asst. Secy., (Corporate Seal)
                                    Filed for record Oct. 4, 1984 at 3:14 P.M.
to

Farstad Oil, Inc.,                  Recorded as Document No. 629540.
Box 1842, Minot, ND.
Accepted by Jeffrey L.              $28,000.00 consideration.
Farstad, President.

Remise, release and forever quit claim without any covenants of warranty whatsoever and without recourse to grantor, its successors and assigns, unto the said grantee, its successors and assigns, all its right, title and interest, if any, in and to that tract of land situated in Ward County, North Dakota, described as follows, to-wit:
     Beginning at the northwest cornet of the SW1/4NW1/4 Section 20.Twp. 155 N.. Rge. 82 W., Ward County. North Dakota; thence N 89(DEG) 55'02" E - 1319.50 feet to the northeast corner of said SW1/4NW1/4; thence S 0(DEG)04'01" W along the east line of said SW1/4NW1/4 - 482.50 feet; thence N 84(degree)01'41" W - 537.65 feet; thence N 72(DEG)20'00" W - 176.20 feet; thence N
17(DEG)40'00" E - 205.00 feet; thence N 72(degree)20'00" W - 331.65 feet;
thence N 0(DEG)02'00" E - 75.00 feet to the point of beginning. This parcel contains 8.27 acres, more or less. This parcel to be known as outlet 28,
Section 2, Twp. 155 North, Rge. 82 West.
     Reserving, however, unto said grantor, its successors and assigns, an easement 10 feet in width, being 5 feet wide on each side of the existing water line on the premises in the approximate location shown yellow on the map attached hereto marked Exhibit "A" and by this reference made a part hereof.
     Subject, however, to easement dated April 19, 1974, granted to the United States Department of the Interior for a buried water conveyance system.
     Also, subject, however, to all existing interests, including but not limited to all reservations, rights of way and easements of record or otherwise.
     Excepting and reserving, however, unto grantor, its successors and assigns, all of the coal, oil, gas, casinghead gas and all other ores and minerals of every kind and nature underlying the surface of the premises herein conveyed, together with the full right, privilege and license at any and all times to explore or drill for and to protect, conserve, mine, take, remove and market any and all such products in any manner which will not damage structures on the surface of the premises herein conveyed, together with the right of access at all times to exercise said rights.
     Acknowledged March 22, 1984 by H.D. Shane and J.T. Hanks, Director-Land Management and Contracts, and Asst. Secy, of the within described corporation, before S.F. Tusa, N.P. Ramsey Co., Minnesota. N.P. Seal affixed. Comm. expires May 1, 1990.
     Acknowledged March 2, 1984 by Jeffrey__Farstad, President of the within described corporation, before Sandra Wald, N.P. Ward Co., N. Dak. N.P. Seal affixed. Comm. expires April 10, 1987.
     I certify that the requirement for a report or statement of full consideration paid does not apply because this deed is for one of the transactions exempted by subdivision i of subsection 6 of section 4 of Senate Bill 2323 (1981); date 9/13/84; /s/ Nancy S. Miller.


J. M. DEVINE & CO., INC.
FULL SERVICES TITLE COMPANY
     MINOT, NORTH DAKOTA

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                               [ MAP OF FACILITY ]


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Burlington Northern Railroad        Correction Quit Claim Deed.
Company, formerly Burlington
Northern, Inc., by H.D. Shane,
Director-Property management        Dated December, 1985.
and J.T. Hanks, Asst. Secy.,
[Corporate Seal]

                                    Filed for record Dec. 23, 1985 at 4:14 P.M.
to

Farstad 0i1 Inc.,                   Recorded as Document No. 640990.
Box 1842, Minot, ND,
Accepted by Jeffrey L.
Farstad, President.                 $28,000.00 consideration.

Remise, release and forever quit claim without any covenants of warranty whatsoever and without recourse to grantor, its successors and assigns, unto the said grantee, its successors and assigns, all its right, title and interest, if any, in and to that tract of land situated in Ward County, North Dakota, described as follows, to-wit:
     Beginning at the northwest corner of the SW1/2 NW1/2 Section 20, Twp.155 N., Rge. 82 W., Ward County, North Dakota; thence N 89(DEG)55'02" E - 1319.50 feet to the northeast corner of said SW1/4NW1/4; thence S 0(DEG)04'01" W along the east line of said SW1/4NW1/4 - 482.50 feet; thence N 84(DEG)01'41"
W - 537.65 feet; thence N 72 20'00" W - 176.20 feet; thence N 17(DEG)40'00" E
- 205.00 feet; thence N 72(DEG)20'00" W - 331.65 feet; thence N
89(DEG)58'00" W 362.55 feet to the west line of said SW1/4NW1/4; thence N 0(DEG)02'00" E - 75.00 feet to the point of beginning. This parcel contains
8.27 acres, more or less. This parcel to be known as Outlot 28, Section 2, Twp. 155 North, Rge. 82 West.
     Reserving, however, unto said grantor, its successors and assigns, an easement 10 feet in width, being 5 feet wide on each side of the existing water line on the premises in the approximate location shown yellow on the map attached hereto marked Exhibit "A" and by this reference, made a part hereof.
     Subject, however, to easement dated April 19, 1974, granted to the United States Department of the Interior for a buried water conveyance system.
     Also, subject, however, to all existing interests, including but not limited to all reservations, rights of way and easements of record or otherwise.
     Excepting and reserving, however, unto grantor, its successors and assigns, all of the coal, oil, gas, casinghead gas and all other ores and minerals of every kind and nature underlying the surface of the premises herein conveyed, together with the full right, privilege and license at any and all times to explore or drill for and to protect, conserve, mine, take, remove and market any and all such products in any manner which will not damage structures on the surface of the premises herein conveyed, together with the right of access at all times to exercise said rights.
     This deed is given to correct the legal description of that certain Quit Claim Deed dated March 22, 1984 between the parties hereto.
     Acknowledged Dec. 3, 1985 by H.D. Shane and J.T. Hanks, Director-Land Management and Contracts, and Asst. Secy. of the within described corporation, before Madylene Andrews, N.P. Tarrant Co., Texas. N.P. Seal affixed. Comm. expires Jan. 4, 1989.
     Acknowledged Nov. 25, 1985 by Jeffrey L. Farstad, President of the within described corporation, before Donna Fettig, N.P. Ward Co., N. Dak. N.P. Seal affixed. Comm. expires Feb. 25, 1988.
     No consideration statement shown.
     No Exhibit "A" attached.


J. M. DEVINE & CO., INC.
FULL SERVICES TITLE COMPANY
     MINOT, NORTH DAKOTA

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                        [PICTURE OF FINANCING STATEMENT]


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                                    EXHIBIT A

                     ADDITIONAL SHEET TO FINANCING STATEMENT

             Debtor:                Farstad 0i1, Inc.
                                    P.O. Box 1842
                                    County Road 19 North
                                    Minot, North Dakota
                                    Federal Tax Identification No. 54-0325753

             Secured Party:         Norwest Credit, Inc.
                                    Norwest Center
                                    Sixth and Marquette
                                    Minneapolis, Minnesota 55479-2058

                  This Financing Statement covers the following types or items of property:

                  EQUIPMENT: All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor.

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                                    EXHIBIT B

                     ADDITIONAL SHEET TO FINANCING STATEMENT

             Debtor:                Farstad 0i1, Inc.
                                    P.O. Box 1842
                                    County Road 19 North
                                    Minot, North Dakota
                                    Federal Tax Identification No. 54-0325753

             Secured Party:         Norwest Credit, Inc.
                                    Norwest Center
                                    Sixth and Marquette
                                    Minneapolis, Minnesota 55479-2058

                       The real estate on which the collateral is or may be
             attached as a fixture is located in Ward County, North Dakota and is legally described as follows:

                                    PARCEL A
                           MAIN LOCATION - WARD COUNTY

Township 155 N., Range 82 W. Section 20:

                  Outlot 31 of NW1/4NW1/4.

                                    PARCEL B
                            PORTAL TANKS -WARD COUNTY

Sublot -37- of N1/4, Section 19, Township 155, Range 82, described as follows:

           Commencing at the north 1/4 corner of Section 19, township 155 north, range 82 west; then S OO DEG.06'26.5 DEG.W, along the north-south 1/4 lineof said Section 19 - 75.00 feet to the south right-of-way (R/W) line ofWard County Highway No. 12; then N89 DEG. 41'26 DEG.E, along said south R/W line, which is parallel to the north boundary of said Section 19 -330.00 feet to the point of beginning; then N89 DEG 41 '26' E, along said South R/W line - 0.00 feet to a portion of the boundary of outlot -37-, a plat of which is on file at the Ward County Register of Deeds Office, Ward County North Dakota, said portion being 400.00 feet east of and parallel to the north-south 1/4 line of said Section 19; then SOO DEG.06' 26.5 DEG.W, along said boundary - 470.00 feet; then S72 DEG.44' 38.9" DEG.E, along the boundary of said outlet -37- - 1050.00 Feet; then S17 DEG.15' 21.1 DEG.W, which is at right angles to the last described course - 151.48 feet to a point on a line which is 15.00 feet northeasterly of, as measured radially to the center-line of Burlington Northern Railroad Company's spur track No. 15; then along a curve

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       to the left along a line which is 15.00 feet northeasterly of, as measured radially to said railroad company's spur track No. 15 - 8.66 feet, said curve having a radius of 1365.58 feet and a chord of 8.66 feet which bears N72 DEG.12'34.7"W; then N72DEG.23'29.3"W, along a line which is 15.00 feet northeasterly of, as measured at right angles to, said railroad company's spur track No. 15 - 1181.21 feet; then N17DEG.36'30.7"E, at right angles to the last described course -
       160.00 feet; then S72DEG.23'29.3"E, at right angles to the last described course - 60.83 feet to a point on a line which is parallel to and 330.00 feet east of, as measured at right angles to the north-south 1/4 line of said Section 19; then NOODEG.06'26.5"E, along said parallel line - 431.67 feet to the point of beginning; said described tract of land containing 4.80 acres, more or less.

                                    PARCEL C
                           MINOT RR SPUR - WARD COUNTY

Outlot 28 of SW1/4 NW1/4, Section 20, Township 155, Range 82, described as follows:
         Beginning at the northwest corner of the SW1/4 NW1/4, Section 20,T155N, R82W, Ward County, North Dakota; thence N89DEG.55'02"E - 1319.50 feet to the northeast corner of said SW1/4 NW1/4; thence SODEG.04'01DEG.W along the east line of said SW1/4 NW1/4 - 482.50 feet; thence N84DEG.01'41"W - 537.65 feet; thence N72DEG.20'00"W - 331.65 feet;
       thence N89DEG.58'00"W - 362.55 feet to the west line of said SW1/4
       NW1/4; thence N0DEG.02'00"E - 75.00 feet to the point of beginning.
       This parcel contains 8.27 acres, more or less.

Sublot "B" as depicted hereon is intended to become attached to adjacent property east thereof and shall not become a discrete usable parcel in itself.

The record owner of the real estate is Farstad Oil, Inc.


                        [SEAL OF REGISTRAR OF DEEDS]

                                     - 2 -
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                        [PICTURE OF FINANCING STATEMENT]

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                        [PICTURE OF SECURITY AGREEMENT]

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                         [PICTURE OF COMMITMENT TO INSURE]